Fees Summary	May 04, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	53,484.96
Total Transaction Valuation	387,291,518.12
Total Offset Amount	0.00
Net Fee	$ 53,484.96